Exhibit 10.16

12, 13, 16, 17, 19, 20, 23, 24, 25, 26, 27, 28, 29, 33, 35, 36, 38, 42, 51, 172, 173, 174, 175, 176, 177, 178, 179,181, 182, 184, 185, 186, 187, 188, 189, 190, 191, 192, 193, 194, 195, 196, 197, 198, 199, 202, 267, 268, 269, 270, 271, 272, 273, 278, 279, 280, 281, 282, 283, 284, 285, 286, 287, 433, 434, 435, 488, 527, 528, 529, 530, 552, 553, 555, 556, 557, 576, 577, 578, 623, 683, 684, 685, 686, 687, 688, 689, 757, 785, 786, 787, 789, 790, 791, 838, 839, 861, 897, 1049, 1100, 1101, 1102, 1103, 1104, 1105, 1106, 1107, 1110, 1111, 1112,1113, 1114, 1115, 1120, 1210, 1227, 1227A, 1228, 1228A, 1198, 1211, 1212, 1127, 1147, 1151, 1362, 1191, 1191A

AGREEMENT

PIZZA HUT, INC. (“PHI”) and NPC INTERNATIONAL, INC. (“Operator”) enter into this Agreement (this “Agreement”), which shall be effective on the date executed by PHI (the “Effective Date”).

WHEREAS, PHI and Operator are parties to one or more Pizza Hut, Inc. Franchise Agreements (each a “Pizza Hut Franchise Agreement”) each of which, as applicable, is denominated a “Territory Franchise Agreement” and grants to Operator the right to develop, open and operate Pizza Hut System Restaurants within a specifically denominated “Territory” (a “Territory Franchise Agreement”); or, in the alternative, is denominated a “Location Franchise Agreement” and grants to Operator the right to operate one or more Pizza Hut System Restaurants at one or more specified Locations (a “Location Franchise Agreement”); or, in the further alternative, is another form of Franchise Agreement (“Other Form of Franchise Agreement”) bearing no such denomination but affording franchise rights with respect to Pizza Hut restaurants;

WHEREAS, PHI and Operator are also parties to that certain WingStreet Addendum to Pizza Hut Franchise Agreement (the “WS Addendum”), pursuant to which Operator was granted the right to open and operate WingStreet outlets as co-branded outlets within Operator’s Pizza Hut System Restaurants in accordance with the terms and conditions of said WS Addendum; and

WHEREAS, PHI and Operator agree that, going forward, the WingStreet concept will be considered a Pizza Hut product line or menu extension and will be governed by the terms of Operator’s Pizza Hut Franchise Agreement(s), except as otherwise provided herein, and that except as provided herein, the WS Addendum should be terminated and of no Further force or effect.

NOW, THEREFORE, the parties agree as follows:

1.	Upon the Effective Date, WingStreet will be deemed a Pizza Hut product line or menu extension and will be subject to all of the terms and conditions of Operator’s Pizza Hut Franchise Agreement(s), except as otherwise provided herein.

2.	Upon the Effective Date, the WS Addendum shall be deemed terminated and of no further force or effect and the parties hereby mutually release one another from any and all rights and obligations that might have existed under the WS Addendum prior to the Effective Date except for accrued existing Monthly Service Fee and advertising contribution obligations.

3.

Notwithstanding the foregoing, the parties agree that, until the beginning date of the first national advertising window for the WingStreet concept, the 4.25% advertising contribution provided for in the Pizza Hut Franchise Agreements attributable to “WingStreet Gross Sales,” as defined below, shall be allocated as follows: .25% shall be contributed to the national Advertising Committee to be expended on WingStreet advertising production, .25% shall be contributed to the national Advertising Committee to be expended on Pizza Hut advertising, with the balance of 3.75% retained by Operator for local WingStreet marketing, for use either through or outside any local advertising cooperative, at Operator’s choice.

“WingStreet Gross Sales” means revenues received or receivable in connection with Operator’s sale of any product which is: (i) prepared in a Pizza Hut System Restaurant with WingStreet; (ii) features a fried food item (by way of example only, a WingStreet salad which features a WingStreet food item prepared in a fryer as a top dressing); and, (iii) is not pizza, pasta or any other Italian food item.

4.	Upon WingStreet beginning national advertising, as described above, the 4.25% advertising contribution provided for in the Pizza Hut Franchise Agreements attributable to WingStreet Gross Sales shall be treated the same as all other Gross Sales under the Pizza Hut Franchise Agreements.

5.	PHI agrees that on and after the Effective Date, the addition of “WingStreet Lite,” in accordance with PHI’s specifications, shall constitute an approved “Re-image” under Operator’s Pizza Hut, Inc. Franchise Agreement(s).

6.	If Operator is a party to a 2003 Pizza Hut, Inc. Franchise Agreement, PHI agrees that the Re-image schedule and the new logo and signage requirements thereunder shall be extended by one year, from September 30, 2008, to September 30, 2009. If Operator is a party to another form of Pizza Hut Franchise Agreement with scheduled Re-image obligations, such schedule likewise will be extended for one year.

7.	PHI agrees that the Monthly Service Fee rate at any Delivery/Carryout System Restaurant (“Delco”) to which Operator adds WingStreet in accordance with PHI’s specifications, shall not exceed 6.25% of Gross Sales; provided, however, that if applicable law prohibits Operator from paying PHI a percentage of Operator’s revenues from the sale of alcoholic beverages from such Delco, the Monthly Service Fee rate will not exceed 6.75% of Gross Sales (excluding from those Gross Sales all revenue from the sale of alcoholic beverages).

8.	The parties agree that, as necessary to make its terms effective, this Agreement may be considered an amendment to Operator’s Pizza Hut Franchise Agreement(s).

PIZZA HUT, INC.		NPC INTERNATIONAL, INC.
“PHI”		“Operator”

By:		By:
	John J. Murphy, Vice President – Law		James K. Schwartz, President

Date:	December 25, 2007	Date:	11-1-07

#434, 435, 1049, 1227, 1227A, 1228, 1228A, 1198, 1211, 1212

AMENDMENT TO FRANCHISE AGREEMENT

This Amendment to Franchise Agreement (this “Amendment”) is made this 29th day of June, 2007, by and between PIZZA HUT, INC., a California corporation (“PHI”) and NPC INTERNATIONAL, INC. (“Franchisee”), and is effective from and after August 7, 2007 (the “Effective Date”).

WHEREAS, PHI and Franchisee are parties to Pizza Hut, Inc. Location Franchise Agreement(s) #434, 435, 1049, 1227, 1227A, 1228, 1228A, 1198, 1211, 1212, which grants Franchisee the right to operate one or more Pizza Hut System Restaurants at one or more specified Locations (a “Location Franchise Agreement”);

WHEREAS, PHI and Franchisee executed a WingStreet Addendum to Pizza Hut, Inc. Franchise Agreement that granted Franchisee the right to develop and operate a WingStreet Co-Brand Outlet within some or all of the Pizza Hut System Restaurants that Franchisee operates under the Location Franchise Agreement; and

WHEREAS, PHI and Franchisee wish to modify certain of their respective rights and obligations under the Location Franchise Agreement.

NOW, therefore, the parties agree as follows:

1. All capitalized terms used in this Amendment will have the meaning ascribed to them in the Location Franchise Agreement.

2. Notwithstanding Section 9.2 of the Location Franchise Agreement, from and after the Effective Date, the Monthly Service Fee rate at any Delivery/Carryout System Restaurant (“Delco”) to which Franchisee adds the WingStreet concept in accordance with PHI’s standards and processes (a “PH/WS Delco”), will not exceed 6.25% of Gross Sales from the PH/WS Delco; provided, however, that if applicable law prohibits Franchisee from paying PHI a percentage of Franchisee’s revenues from the sale of alcoholic beverages, and if Franchisee sells alcoholic beverages from the PH/WS Delco, Franchisee will pay PHI monthly an amount equal to 6.75% of Franchisee’s Gross Sales (excluding from those Gross Sales, however, all revenues from the sale of alcoholic beverages) from the PH/WS Delco in the affected jurisdiction for the prior month.

3. Other than as amended herein, all of the provisions of the Franchise Agreement remain in effect.

4. Franchisee acknowledges that, through the date of this Amendment, PHI has fully and satisfactorily performed all of its obligations pursuant to the Franchise Agreement. Franchisee releases and discharges PHI and its affiliates from any and all claims, whether presently known or unknown, that Franchisee may have arising prior to the date hereof, relating to the Franchise Agreement.

PIZZA HUT, INC.	NPC INTERNATIONAL, INC.
“PHI”	“Franchisee”

By:	By:
John J. Murphy, Vice President – Law	James K. Schwartz, President

#1362

AMENDMENT TO FRANCHISE AGREEMENT

This Amendment to Franchise Agreement (this “Amendment”) is made this 29th day of June, 2007, by and between PIZZA HUT, INC., a California corporation (“PHI”) and NPC INTERNATIONAL, INC. (“Franchisee”), and is effective from and after August 7, 2007 (the “Effective Date”).

WHEREAS, PHI and Franchisee are parties to Pizza Hut, Inc. Location Franchise Agreement(s) #1362, which grants Franchisee the right to operate one or more Pizza Hut System Restaurants at one or more specified Locations (a “Location Franchise Agreement”);

WHEREAS, PHI and Franchisee executed a WingStreet Addendum to Pizza Hut, Inc. Franchise Agreement that granted Franchisee the right to develop and operate a WingStreet Co-Brand Outlet within some or all of the Pizza Hut System Restaurants that Franchisee operates under the Location Franchise Agreement; and

WHEREAS, PHI and Franchisee wish to modify certain of their respective rights and obligations under the Location Franchise Agreement.

NOW, therefore, the parties agree as follows:

1. All capitalized terms used in this Amendment will have the meaning ascribed to them in the Location Franchise Agreement.

2. Notwithstanding Section 9.2 of the Location Franchise Agreement, from and after the Effective Date, the Monthly Service Fee rate at any Delivery/Carryout System Restaurant (“Delco”) to which Franchisee adds the WingStreet concept in accordance with PHI’s standards and processes (a “PH/WS Delco”), will not exceed 6.25% of Gross Sales from the PH/WS Delco; provided, however, that if applicable law prohibits Franchisee from paying PHI a percentage of Franchisee’s revenues from the sale of alcoholic beverages, and if Franchisee sells alcoholic beverages from the PH/WS Delco, Franchisee will pay PHI monthly an amount equal to 6.75% of Franchisee’s Gross Sales (excluding from those Gross Sales, however, all revenues from the sale of alcoholic beverages) from the PH/WS Delco in the affected jurisdiction for the prior month.

3. Other than as amended herein, all of the provisions of the Franchise Agreement remain in effect.

4. Franchisee acknowledges that, through the date of this Amendment, PHI has fully and satisfactorily performed all of its obligations pursuant to the Franchise Agreement. Franchisee releases and discharges PHI and its affiliates from any and all claims, whether presently known or unknown, that Franchisee may have arising prior to the date hereof, relating to the Franchise Agreement.

PIZZA HUT, INC.	NPC INTERNATIONAL, INC.
“PHI”	“Franchisee”

By:	By:
John J. Murphy, Vice President – Law	James K. Schwartz, President